                                                                  EXHIBIT 10.114





                      EXTENSION LETTER FOR PROMISSORY NOTES
                          DATED AS OF DECEMBER 31, 1998


         This Extension Letter hereby amends those certain Promissory Notes listed below by and between First Light Entertainment Corporation (therein called "Obligor") and Vivian W. Jones, (therein called "Holder") and extends the due dates of said Promissory Notes for a period of 365 days with all principal and any accrued but unpaid interest due on or before December 31, 1999.


         Date of Promissory Note    Amount of Promissory Note
         -----------------------    -------------------------
(1)      As of July 31, 1997              $  9,600.00
(2)      As of July 31, 1996              $ 28,000.00 ($5,000 balance outstanding)
(3)      As of May 6, 1995                $ 20,000.00


         IN WITNESS WHEREOF, the undersigned has caused this Extension Letter to be duly executed under the seal on the date and year first above written.

                                       "OBLIGOR"



                                       By:  /s/ J. ERIC VAN ATTA
                                         --------------------------------------
                                          First Light Entertainment Corporation
                                          1245 Fowler St., N.W.
                                          Atlanta, Georgia 30318

"HOLDER"



       /s/ VIVIAN W. JONES
---------------------------------
        Vivian W. Jones